UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2007

Stewart Information Services Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-02658	741677330
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1980 Post Oak Boulevard, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-625-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

At its annual meeting held April 27, 2007, the Board of Directors of the Registrant approved bonus plans for each of its executive officers. Such plans provide for cash bonuses to such officers based on the consolidated income, before taxes and minority interests, of Stewart Title Guaranty Company, a subsidiary of the Registrant, for the year ending December 31, 2007.

The terms of the bonus plans are attached hereto as Exhibit 1and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewart Information Services Corporation

May 1, 2007	By:	Max Crisp

Name: Max Crisp
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1	2007 Executive Group Bonus Plans